Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

by the
Chief Executive Officer and Chief Financial Officer

          In connection with the Annual Report of ITEX Corporation, a Nevada corporation (the “Company”) on Form 10-KSB for the fiscal year ended July 31, 2006 as filed with the Securities and Exchange Commission (the “Report”), Steven White, Chief Executive Officer and Interim Chief Financial Officer, of the Company, hereby certifies pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER

/s/ Steven White

Steven White

October 17, 2006

INTERIM CHIEF FINANCIAL OFFICER

/s/ Steven White

Steven White

October 17, 2006